UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 6, 2026

GROWGENERATION CORP.
(Exact Name of Registrant as Specified in its Charter)

Colorado	001-39146	46-5008129
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5619 DTC Parkway, Suite 900
Greenwood Village, CO 80111
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (800) 935-8420

N/A
(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GRWG	The NASDAQ Stock Market LLC

Section 2 – Financial Information

Item 2.05. Costs Associated with Exit or Disposal Activities

On November 6, 2026, GrowGeneration Corp. (the "Company") committed to a strategic restructuring plan (the "2026 Restructuring Plan") focused on long-term profitability in its Gardening and Cultivation segment as part of its accelerated, strategic transformation into a primarily commercial, proprietary-brand-driven business. The 2026 Restructuring Plan primarily includes reductions in cost structure by closing and consolidating four to five underperforming retail locations, workforce reductions, and other operational improvements. The Company expects that the restructuring activities associated with the 2026 Restructuring Plan will be substantially completed by the end of the first quarter of fiscal 2027.

The Company is not currently able to estimate the amount or range of amounts it will incur in connection with the 2026 Restructuring Plan, required by paragraphs (b), (c) and (d) of Item 2.05 of Form 8-K, including charges related to the consolidation or elimination of real estate leases, employee termination benefits, and other associated costs. The Company will file an amendment to this report after it makes a determination of such estimates or range of estimates, if any. The Company intends to exclude the charges associated with the 2026 Restructuring Plan from its non-GAAP financial measures, including Adjusted EBITDA.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

On November 10, 2026, the Company published a press release regarding its financial results for the third quarter of 2026 and updated guidance for the full year 2026.

A copy of the press release is attached hereto as Exhibit 99.1. The information contained in this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated November 10, 2026
104	Cover Page Interactive Data File, formatted XBRL Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 10, 2026	GrowGeneration Corp.

	By:	/s/ Darren Lampert
	Name:	Darren Lampert
	Title:	Chief Executive Officer